Summary of equity attributable to Novartis AG shareholders	6 Months Ended
Jun. 30, 2026
Disclosure of equity [abstract]
Disclosure of equity [text block]
4. Summary of equity attributable to Novartis AG shareholders
		Number of outstanding shares (in millions)		Equity attributable to Novartis AG shareholders

	Note	2026	2025	H1 2026 USD millions	H1 2025 USD millions

Balance at beginning of year		1 908.2	1 975.1	46 130	44 046

Shares acquired to be canceled		-18.2	-48.8	-2 771	-5 350

Other share purchases		-2.0	-1.6	-292	-159

Equity-based compensation plans		12.6	11.1	616	557

Taxes on treasury share transactions				-23	-33

Dividends	4.1			-9 068	-7 818

Net income of the period attributable to shareholders of Novartis AG				6 420	7 647

Other comprehensive income attributable to shareholders of Novartis AG				432	3 027

Changes in non-controlling interests					1

Other movements	4.3	0.1	0.1	98	67

Balance at June 30		1 900.7	1 935.9	41 542	41 985

4.1. The annual gross dividend to shareholders of Novartis AG amounted to USD 9.1 billion (2025: USD 7.8 billion). The net dividend payment to Novartis AG shareholders paid in March 2026 amounted to USD 6.2 billion (2025: USD 5.3 billion paid in March 2025). The USD 2.9 billion Swiss withholding tax on the gross dividend was paid at its due date in April 2026 (2025: USD 2.5 billion paid at its due date in April 2025).
4.2. In July 2023, Novartis entered into an irrevocable, non-discretionary arrangement with a bank to repurchase Novartis shares on the second trading line under its up-to USD 15.0 billion share buyback. In June 2024, Novartis amended the arrangement to include the repurchase of an additional 8.7 million Novartis shares on the second trading line to mitigate the impact of share deliveries under the equity-based compensation plans for employees. These additional repurchases of 8.7 million shares concluded in October 2024. In June 2025, Novartis amended the arrangement to include the repurchase of an additional 10.7 million Novartis shares on the second trading line to mitigate the impact of share deliveries under the equity-based compensation plans for employees. These additional repurchases of 10.7 million shares concluded in August 2025.
The repurchases under the USD 15.0 billion share buyback that commenced in July 2023 concluded in July 2025.
In July 2025, Novartis amended and restated its arrangement to repurchase Novartis shares on the second trading line under its new up-to USD 10.0 billion share buyback.
In March 2026, Novartis replaced its July 2025 arrangement with a new irrevocable, non-discretionary arrangement with a bank to continue repurchasing Novartis shares on the second trading line under its up-to USD 10.0 billion share buyback. In May 2026, Novartis amended the arrangement to include the repurchase of an additional 12.1 million Novartis shares on the second trading line to mitigate the impact of share deliveries under the equity-based compensation plans for employees.
Novartis is able to cancel this arrangement at any time but may be subject to a 90 day waiting period. As of June 30, 2026, and December 31, 2025, these waiting period conditions were not applicable and as a result, there was no requirement to record a liability under this arrangement as of June 30, 2026, and December 31, 2025.
4.3. Other movements include mainly the impact of the application of IAS Standards 29 “Financial Reporting in Hyperinflationary Economies,” for subsidiaries in hyperinflationary economies.